Exhibit 99.1

Apple reports third quarter results

June quarter records for total company revenue and EPS

iPhone, Mac and Services revenue set new June quarter records

CUPERTINO, CALIFORNIA — Apple® today announced financial results for its fiscal 2026 third quarter ended June 27, 2026. The Company posted quarterly revenue of $109.4 billion, up 16 percent year over year. Company gross margin was 50.1 percent, including a favorable impact of approximately 2 percentage points from tariff refunds. Diluted earnings per share was $2.02, up 29 percent year over year, and included a favorable impact of $0.11 from tariff refunds.

“Today, Apple is proud to report our strongest June quarter ever, with double-digit revenue growth across iPhone, Mac and Services, and in every geographic segment,” said Tim Cook, Apple’s CEO. “At WWDC26, we were thrilled to introduce the all-new Siri AI, alongside all of Apple’s latest software innovations and important new child safety features.”

“We are very pleased with our record business performance during the quarter, which set new June quarter records for both EPS and operating cash flow,” said Kevan Parekh, Apple’s CFO. “Our installed base of active devices also reached a new all-time high across all major product categories and geographic segments.”

Apple’s board of directors has declared a cash dividend of $0.27 per share of the Company’s common stock. The dividend is payable on August 13, 2026, to shareholders of record as of the close of business on August 10, 2026.

Apple will provide live streaming of its Q3 2026 financial results conference call beginning at 2:00 p.m. PT on July 30, 2026, at apple.com/investor/earnings-call. The webcast will be available for replay for approximately two weeks thereafter.

Apple periodically provides information for investors on its corporate website, apple.com, and its investor relations website, investor.apple.com. This includes press releases and other information about financial performance, reports filed or furnished with the SEC, information on corporate governance, and details related to its annual meeting of shareholders.

This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation those about payment of the Company’s quarterly dividend and future business plans. These statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements. Risks and uncertainties include without limitation: effects of global and regional economic conditions, including as a result of government policies, trade and other international disputes, geopolitical tensions, conflict, terrorism, natural disasters, and public health issues; risks relating to the design, manufacture, introduction, and transition of products and services in highly competitive and rapidly changing markets, including from reliance on third parties for components, technology, manufacturing, applications, services, support, and content; risks relating to information technology system failures, network disruptions, and failure to protect, loss of, or unauthorized access to, or release of, data; and effects of unfavorable legal proceedings, government investigations, and complex and changing laws and regulations. More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company assumes no obligation to update any forward-looking statements, which speak only as of the date they are made.

Apple revolutionized personal technology with the introduction of the Macintosh in 1984. Today, Apple leads the world in innovation with iPhone, iPad, Mac, AirPods, Apple Watch, and Apple Vision Pro. Apple’s six software platforms — iOS, iPadOS, macOS, watchOS, visionOS, and tvOS — provide seamless experiences across all Apple devices and empower people with breakthrough services including the App Store, Apple Music, Apple Pay, iCloud, and Apple TV. Apple’s more than 150,000 employees are dedicated to making the best products on earth and to leaving the world better than we found it.

Press Contact:
Josh Rosenstock
Apple
jrosenstock@apple.com
(408) 862-1142

Investor Relations Contact:
Suhasini Chandramouli
Apple
suhasini@apple.com
(408) 974-3123

NOTE TO EDITORS: For additional information visit Apple Newsroom (www.apple.com/newsroom), or email Apple’s Media Helpline at media.help@apple.com.

© 2026 Apple Inc. All rights reserved. Apple and the Apple logo are trademarks of Apple. Other company and product names may be trademarks of their respective owners.

Apple Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(In millions, except number of shares, which are reflected in thousands, and per-share amounts)

	Three Months Ended		Nine Months Ended
	June 27, 2026	June 28, 2025	June 27, 2026	June 28, 2025
Net sales:
Products	$78,678	$66,613	$272,629	$233,287
Services	30,739	27,423	91,728	80,408
Total net sales (1)	109,417	94,036	364,357	313,695
Cost of sales:
Products	47,153	43,620	163,810	147,097
Services	7,494	6,698	21,765	19,738
Total cost of sales	54,647	50,318	185,575	166,835
Gross margin	54,770	43,718	178,782	146,860

Operating expenses:
Research and development	11,729	8,866	34,035	25,684
Selling, general and administrative	7,346	6,650	22,315	20,553
Total operating expenses	19,075	15,516	56,350	46,237

Operating income	35,695	28,202	122,432	100,623
Other income/(expense), net	572	(171)	670	(698)
Income before provision for income taxes	36,267	28,031	123,102	99,925
Provision for income taxes	6,478	4,597	21,638	15,381
Net income	$29,789	$23,434	$101,464	$84,544

Earnings per share:
Basic	$2.03	$1.57	$6.91	$5.64
Diluted	$2.02	$1.57	$6.88	$5.62
Shares used in computing earnings per share:
Basic	14,656,110	14,902,886	14,692,515	14,992,898
Diluted	14,714,676	14,948,179	14,750,302	15,051,726

(1) Net sales by reportable segment:
Americas	$45,781	$41,198	$149,403	$134,161
Europe	29,395	24,014	95,596	82,329
Greater China	18,816	15,369	64,839	49,884
Japan	6,554	5,782	24,368	22,067
Rest of Asia Pacific	8,871	7,673	30,151	25,254
Total net sales	$109,417	$94,036	$364,357	$313,695

(1) Net sales by category:
iPhone	$54,252	$44,582	$196,515	$160,561
Mac	10,352	8,046	27,137	24,982
iPad	6,191	6,581	21,700	21,071
Wearables, Home and Accessories	7,883	7,404	27,277	26,673
Services	30,739	27,423	91,728	80,408
Total net sales	$109,417	$94,036	$364,357	$313,695

Apple Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(In millions, except number of shares, which are reflected in thousands, and par value)

	June 27, 2026	September 27, 2025
ASSETS:
Current assets:
Cash and cash equivalents	$39,544	$35,934
Marketable securities	22,855	18,763
Accounts receivable, net	31,398	39,777
Vendor non-trade receivables	27,509	33,180
Inventories	11,092	5,718
Other current assets	17,420	14,585
Total current assets	149,818	147,957

Non-current assets:
Marketable securities	84,118	77,723
Property, plant and equipment, net	51,431	49,834
Intangible assets, net	20,342	11,093
Other non-current assets	77,557	72,634
Total non-current assets	233,448	211,284
Total assets	$383,266	$359,241

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$64,525	$69,860
Other current liabilities	62,259	66,387
Deferred revenue	9,538	9,055
Commercial paper	1,997	7,979
Term debt	11,007	12,350
Total current liabilities	149,326	165,631

Non-current liabilities:
Term debt	71,340	78,328
Other non-current liabilities	55,080	41,549
Total non-current liabilities	126,420	119,877
Total liabilities	275,746	285,508

Commitments and contingencies

Shareholders’ equity:
Common stock and additional paid-in capital, $0.00001 par value: 50,400,000 shares authorized; 14,608,963 and 14,773,260 shares issued and outstanding, respectively	100,702	93,568
Retained earnings/(Accumulated deficit)	11,326	(14,264)
Accumulated other comprehensive loss	(4,508)	(5,571)
Total shareholders’ equity	107,520	73,733
Total liabilities and shareholders’ equity	$383,266	$359,241

Apple Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(In millions)

	Nine Months Ended
	June 27, 2026	June 28, 2025
Cash, cash equivalents, and restricted cash and cash equivalents, beginning balances	$35,934	$29,943

Operating activities:
Net income	101,464	84,544
Adjustments to reconcile net income to cash generated by operating activities:
Depreciation and amortization	9,973	8,571
Share-based compensation expense	10,523	9,680
Other	(2,037)	(1,748)
Changes in operating assets and liabilities:
Accounts receivable, net	8,316	5,685
Vendor non-trade receivables	5,671	13,555
Inventories	(5,461)	1,223
Other current and non-current assets	(16,266)	(6,116)
Accounts payable	(5,203)	(18,479)
Other current and non-current liabilities	10,016	(15,161)
Cash generated by operating activities	116,996	81,754

Investing activities:
Purchases of marketable securities	(48,752)	(17,591)
Proceeds from maturities of marketable securities	26,504	35,036
Proceeds from sales of marketable securities	12,016	10,785
Payments for acquisition of property, plant and equipment	(6,799)	(9,473)
Other	(1,780)	(975)
Cash generated by/(used in) investing activities	(18,811)	17,782

Financing activities:
Payments for taxes related to net share settlement of equity awards	(6,462)	(5,719)
Payments for dividends and dividend equivalents	(11,778)	(11,559)
Repurchases of common stock	(62,094)	(70,579)
Proceeds from issuance of term debt, net	—	4,481
Repayments of term debt	(8,146)	(9,682)
Repayments of commercial paper, net	(5,911)	(65)
Other	(184)	(87)
Cash used in financing activities	(94,575)	(93,210)

Increase in cash, cash equivalents, and restricted cash and cash equivalents	3,610	6,326
Cash, cash equivalents, and restricted cash and cash equivalents, ending balances	$39,544	$36,269

Supplemental cash flow disclosure:
Cash paid for income taxes, net	$26,555	$37,332